SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 19, 2003

                         Commission File Number: 1-18592


                           Merit Medical Systems, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             Utah                                        87-0447695
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(State or other jurisdiction of                        (IRS Employer
incorporation or organization)                      Identification No.)


           1600 W. Merit Parkway
            South Jordan, Utah                            84095-2415
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 (Address of Principal Executive Offices)                 (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                   -----------------------------------------
                                 (801) 253-1600


        (Former name, former address, and formal fiscal year, if changed since last report)
        ----------------------------------------------------------
                                     N/A




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                        ITEM 9. REGULATION FD DISCLOSURE


              MERIT MEDICAL CHAIRMAN AND CEO SAYS SALES ARE ROBUST
                     FOR JANUARY AND FIRST HALF OF FEBRUARY

         SOUTH JORDAN, UTAH--Fred Lampropoulos, Chairman and CEO, Merit Medical Systems, Inc. (NASDAQ:NMS: MMSI) said in a conference call yesterday that sales for the month of January and the first two weeks of February were "robust." The purpose of the conference call was to report financial results for fourth quarter and the year ended December 31, 2002.

         Mr. Lampropoulos reported, "The business exceeded our [internal] forecast for January, and sales are at record levels [for daily sales] for the first two weeks in February." He further added that he is quite satisfied with the performance of the Company for 2002 and that he looks forward to a "good year" in 2003.

         In addition, Mr. Lampropoulos indicated there is upside potential to the financial guidance for 2003 that was provided in yesterday's news release. Growth for this year could come from recently secured contracts with group purchasing organizations. Other areas for potential growth are from sales of Merit's new safety needle, its recently introduced drainage catheters, and a new safety procedural kit for vessel access.

         Today, Mr. Lampropoulos said, "We try to provide the best guidance we possibly can and not disappoint. The guidance we gave is conservative and provides our best estimate as to how our business will go through the year. We like to present a number that we can meet or exceed."

ABOUT MERIT

         Founded in 1987, Merit Medical Systems is a publicly-traded company engaged in the development, manufacture, and distribution of proprietary disposable medical products used in interventional and diagnostic procedures, particularly in cardiology and radiology. The Company serves client hospitals worldwide with a domestic and international sales force totaling approximately 70 individuals. Merit Medical employs approximately 1,070 individuals worldwide, with manufacturing facilities in South Jordan and Salt Lake City, Utah; Santa Clara, California; Angleton, Texas; and Galway, Ireland. For more information about Merit Medical, visit www.merit.com.

         Statements contained in this release which are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in the Company's Annual Report on Form 10-K for the year ended December 31, 2001. Such risks and uncertainties include introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls, foreign currency fluctuations, changes in health care markets related to health care reform initiatives, litigation, and other factors referred to in the Company's Form 10-K and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results.



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





                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2003   MERIT MEDICAL SYSTEMS, INC.


                            By /s/ Kent W. Stanger
                              ------------------------------------------
                                   Kent W. Stanger
                                  (Chief Financial Officer
                                   Principal Financial and Accounting Officer)




















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